[Logo]M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[GRAPHIC OMITTED]

                         ANNUAL REPORT
                         JULY 31, 1998

                         o MFS(R) EMERGING MARKETS
                           DEBT FUND

                         o MFS(R) SMALL CAP VALUE FUND

                         o MFS(R) STRATEGIC VALUE FUND

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) SMALL CAP VALUE FUND
MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                   CUSTODIAN
Richard B. Bailey* - Private               State Street Bank and Trust Company
Investor; Former Chairman and
Director (until 1991), MFS                 AUDITORS
Investment Management                      Ernst & Young LLP

Peter G. Harwood - Private Investor        INVESTOR INFORMATION
                                           For MFS stock and bond market
J. Atwood Ives - Chairman and Chief        outlooks, call toll free:
Executive Officer, Eastern                 1-800-637-4458 anytime from a
Enterprises (diversified services          touch-tone telephone.
company)
                                           For information on MFS mutual
Lawrence T. Perera - Partner,              funds, call your financial adviser
Hemenway & Barnes (attorneys)              or, for an information kit, call
                                           toll free: 1-800-637-2929 any
William J. Poorvu - Adjunct                business day from 9 a.m. to 5 p.m.
Professor, Harvard University              Eastern time (or leave a message
Graduate School of Business                anytime).
Administration
                                           INVESTOR SERVICE
Charles W. Schmidt - Private               MFS Service Center, Inc.
Investor                                   P.O. Box 2281
                                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and              For general information, call toll
Secretary, MFS Investment                  free: 1-800-225-2606 any business
Management                                 day from 8 a.m. to 8 p.m. Eastern
                                           time.
Jeffrey L. Shames* - Chairman,
Chief Executive Officer, and               For service to speech- or
Director, MFS Investment Management        hearing-impaired, call toll free:
                                           1-800-637-6576 any business day
Elaine R. Smith - Independent              from 9 a.m. to 5 p.m. Eastern time.
Consultant                                 (To use this service, your phone
                                           must be equipped with a
David B. Stone - Chairman and              Telecommunications Device for the
Director, North American Management        Deaf.)
Corp. (investment advisers)
                                           For share prices, account balances,
INVESTMENT ADVISER                         and exchanges, call toll free:
Massachusetts Financial Services Company   1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                        anytime from a touch-tone
Boston, MA 02116-3741                      telephone.

DISTRIBUTOR                                WORLD WIDE WEB
MFS Fund Distributors, Inc.                www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Kenneth J. Enright*
Robert J. Manning*
Kevin R. Parke*
Matthew W. Ryan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Although the U.S. stock market has enjoyed several years of double-digit advances, this summer's volatility shows the necessity of taking a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which stock prices have become more vulnerable to changes in the investment environment such as rising inflation and interest rates, a slowing economy, or -- as we have seen recently -- earnings disappointments. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on the slowdown in corporate earnings. In the second quarter, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result, the stock market has begun to retreat from the record-high levels set in mid-July. This retreat may help correct some of the overvaluations that have been building in the market for some time. Prior to July, equity prices had continued to rise without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, the average P/E ratio was some 20% higher, at about 28. If this summer's downturn helps create more reasonable valuations, we believe the correction could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

As long as interest rates remain low and the economy continues to grow, we expect stock prices to advance over the next 12 months in line with corporate earnings, that is, about 8% to 10%. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, the region's economies are still very weak and the situation could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was the major factor behind the turmoil as excesses in its banking and real estate sectors led to severe currency problems. Although Japan now has a new government, questions remain about the nation's commitment to ending the loan crisis and reforming its banking system. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of market turmoil. To help fulfill this commitment, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

MFS Emerging Markets Debt Fund

Dear Shareholders,
Emerging-market debt has experienced substantial volatility in recent months. First quarter gains were reversed in the second quarter due primarily to instability in Russia, continued weakness in Asia, concerns about contagion from that region, and the downturn in commodity prices, particularly oil. Many emerging-market countries rely on commodity exports for fiscal and current account revenues. Coupled with the deterioration in the economic and political landscape has been the adverse impact of a wave of selling by leveraged investors forced to liquidate positions.

Dramatic swings in returns are unsettling, but certainly not unprecedented for this asset class. In 1995, Brady bonds experienced similar declines in the first quarter, but rebounded and provided returns of over 30% for the year. And, although past performance is no guarantee of future results, investors have been rewarded for maintaining their investments in emerging-market debt. Between 1991 and 1998, average annual returns on Brady bonds were just over 19%.

The key question investors must ask going forward is whether they are being paid for current perceived risks in the form of higher yields. Caution is warranted, but we believe recent increases in yields provide more attractive valuations and substantial upside potential and oversold markets can present opportunities for patient investors. As selloffs by leveraged investors taper off, we believe the market should develop a firmer tone while credits with sound underlying fundamentals that are more insulated from Asian and/or Russian contagion effects could offer profitable opportunities that will be realized over time.

The Fund, which commenced operations on March 17, 1998, has been positioned defensively through the recent crisis, with minimal exposure to local currency debt, no exposure to Russian ruble-denominated debt or to Asian corporate debt. Rather, the Fund has focused on high-quality, liquid sovereign credits. We believe such an emphasis affords the Fund greater flexibility and can protect underlying value for shareholders. (Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.)

Although the entire asset class has experienced declines, the Fund's performance was enhanced by overweighted positions in Mexico and Panama. The Fund benefited from underweighting Venezuela as well as from avoiding the "land mines" noted above. Fund performance was hindered, however, by exposure to Russian dollar-denominated debt as well as by underweightings in Argentina and the Philippines.

Looking ahead, the Fund will emphasize credits that we believe have solid and/ or improving fundamentals that offer good valuations. As always, preference for good current yields will be reflected in asset selection. We will continue to monitor the situation in Russia closely, and will remain attentive to contagion effects on Brazil and other Latin economies. Developments in Asia warrant continued active scrutiny. The Fund will maintain a prudent cash position to retain flexibility.

    Respectfully,
/s/ Robert J. Manning                        /s/ Matthew W. Ryan

    Robert J. Manning                            Matthew W. Ryan
    Portfolio Manager                            Portfolio Manager

Note to Shareholders: Effective July 24, 1998, the Fund is being managed by Robert J. Manning and Matthew W. Ryan, who succeed Jeffrey A. Kaufman.

MFS Small Cap Value Fund

Dear Shareholders,
The Fund is focused on finding the best ideas in stocks of companies in the small-capitalization arena. (Investing in small or emerging growth companies involves greater risk than is customarily associated with more established companies. These risks may increase share price volatility.) These stocks not only must have solid long-term growth prospects but also must be available at attractive prices; hence, the value component of the Fund's objective. In this market, we seek growth at a reasonable price. Essentially, we look for stocks with improving fundamentals and increasing growth rates whose share prices may be depressed because they are in a turnaround mode, have had recent earnings disappointments, or are misunderstood for some reason by analysts on Wall Street.

The Fund, which commenced operations on March 17, 1998, is a natural extension of the MFS(R) Original Research(SM) discipline and is managed by a committee of research analysts in a fashion similar to our MFS(R) Research Fund, MFS(R) Research International Fund, and MFS(R) Research Growth and Income Fund. The portfolio is based on the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. These companies typically demonstrate growing market share, quality products, superior management teams, and strong financial statements. They must also sell at prices that we feel represent a discount to their true value. The Fund is run on a sector model similar to the broad weightings of the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks, that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. However, within each sector we overweight or underweight individual stocks and industries that we feel have the best prospects for earnings growth and share price appreciation. Portfolio sector and industry weightings are a fallout of the "best ideas" stock-selection process. The analysts revisit investments regularly to assure continued agreement between their research analysis and investment objectives.

In today's market climate, companies that disappoint on their earnings are brutally punished by Wall Street. MFS Original Research allows us to get solid firsthand data on each of our portfolio companies, so we feel we are less prone to surprises resulting from short-term underperformance. Also, our rigorous research allows us to uncover small-company opportunities that might go unnoticed by less rigorous investors.

Currently, one of the Fund's best ideas is PSS World Medical, a distributor of medical and surgical supplies to alternative care sites such as nursing homes and surgical centers. The company has experienced some rockiness lately as a result of accounting errors discovered at an acquired company that impacted its earnings, but PSS is run by a strong management team and is well positioned in a growing field of the health care market. Therefore, we believe the stock represents a good value at its current price in comparison to its growth prospects. Additionally, the company may be a good partner for some of the larger drug distributors that are looking to expand their market reach to include products other than drugs.

Another large holding in the Fund is LoJack. LoJack manufactures and distributes an electronic tracking system that allows law enforcement organizations to track and recover stolen vehicles. The company offers an established product with very little competition thanks to its strong patent protection and the infrastructure it has already developed with law enforcement agencies. The company has grown revenues at more than 20% per year and earnings at more than 25% per year. LoJack is actively increasing its presence in established markets and expanding to new markets in both the United States and internationally. New efforts to market the product to companies that use fleets of vehicles, such as shipping and express delivery companies, have also been successful. Currently, LoJack's valuation is low. The stock trades at roughly 18 times its projected earnings for 1998 and roughly 13 times projected 1999 earnings. Additionally, management is very shareholder-value oriented, as evidenced by the amount of stock repurchased over the past few years and the lack of debt on its balance sheet.

The broad market is trading in a very narrow list of large-cap stocks. Investors are willing to pay a premium for the liquidity inherent in those shares. As a result, we feel that excellent values can be found in the small- cap arena and that this is an optimum time to invest for the long term in these companies. Our aggressive research efforts should continue to help us find good small companies at good share prices.

    Respectfully,
/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Strategic Value Fund

Dear Shareholders,
The Fund, which commenced operations on March 17, 1998, invests in high-quality companies around the world that are currently out of favor but that still exhibit strong operating performance, good balance sheets, and the potential for long-term capital appreciation. We maintain a highly flexible investment style and examine aspects of corporate performance such as asset values, cash flows, and industry-wide trends to determine the true value of an investment and its market. We resist any overriding bias to any particular sector or industry. Often we find good value in companies that are restructuring due to market forces or internal efforts. We believe that strong management is a critical factor in the ultimate success of these efforts and in the attractiveness of the investment. We also seek companies whose valuations are low relative to their peers or to the broader market.

One of the larger holdings in the Fund that contributed to our strong performance for the period is ING, a Dutch financial services company. Banks and insurance companies are consolidating, particularly in the United States, and ING is a major player in this process. Through consolidation, ING is building a global franchise with excellent prospects for extending its business and enhancing revenue growth. Lincoln National is an insurance company that has also done well as a result of its ability to grow its revenue stream by acquiring and consolidating companies in its industry.

In technology, IBM has performed relatively well. The company is another large holding with an internationally recognized brand that is undervalued and that has restructured to take advantage of changes in the global technology market.

Tyco International, another large Fund holding, is a conglomerate with an excellent management team that has a leadership position in each of its four major industry segments. The company has been an aggressive acquiror that successfully integrates its acquisitions to enhance market share concentration and cost and distribution efficiencies and thus produce margin growth. The stock has been a strong performer for this Fund and, based on our expectations, we believe it remains attractive.

Another area in which we are finding good value is consumer staples, particularly in food manufacturers like Hershey, Nabisco, and Archer-Daniels-Midland. These companies are out of favor with the market now, but each is a large, multinational company with a strong brand or franchise. While their relative growth rates are forecast to be lower than the market's, they have strong prospects for capital appreciation over the long term.

Internationally, our holdings include Glaxo Wellcome, a global pharmaceutical provider, and Alcatel, a French supplier of telecommunications equipment that is leveraging the trend across Europe toward deregulation in that industry. Also, we think Hoechst, a German chemical and pharmaceutical company, is attractive because it is in the process of restructuring, has solid long-term growth prospects, and is undervalued relative to its industry peers.

We will continue to leverage MFS' expertise as a meticulous researcher of stocks to seek good investment values for this Fund.

    Respectfully,
/s/ Kenneth J. Enright
    Kenneth J. Enright
    Portfolio Manager

Note to Shareholders: Effective May 11, 1998, the Fund is being managed by Kenneth J. Enright, who succeeds David M. Calabro.

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO OF INVESTMENTS - July 31, 1998

MFS EMERGING MARKETS DEBT FUND
Bonds - 84.4%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)            VALUE
-----------------------------------------------------------------------------
Argentina - 4.5%
  Republic of Argentina, 9.75s, 2027                 $    45       $   43,222
-----------------------------------------------------------------------------
Brazil - 9.3%
  Federal Republic of Brazil, 10.125s, 2027          $   100       $   89,630
-----------------------------------------------------------------------------
  Bulgaria - 7.8%
    National Republic of Bulgaria, 6.688s, 2011      $    50       $   36,440
    National Republic of Bulgaria, 6.688s, 2024           50           38,500
                                                                   ----------
                                                                   $   74,940
-----------------------------------------------------------------------------
  Ecuador - 2.9%
    Republic of Ecuador, 6.625s, 2025                $    40       $   28,200
 -----------------------------------------------------------------------------
  Mexico - 20.5%
    Petroleos Mexicanos, 9.25s, 2018 (Oil)##         $    40       $   38,152
    United Mexican States, 9.875s, 2007                  150          158,250
                                                                   ----------
                                                                   $  196,402
-----------------------------------------------------------------------------
Netherlands - 4.4%
  PTC International Finance BV, 0s, 2007 (Finance)   $    60       $   42,150
-----------------------------------------------------------------------------
  Panama - 4.4%
    Republic of Panama, 8.875s, 2027                 $    45       $   42,187
-----------------------------------------------------------------------------
  Peru - 4.9%
    Republic of Peru, 4s, 2017                       $    75       $   47,250
-----------------------------------------------------------------------------
  Poland - 4.8%
    Republic of Poland, 4s, 2014                     $    50       $   45,750
-----------------------------------------------------------------------------
  Russia - 18.4%
    Ministry of Finance, Russia, 10s, 2007           $    30       $   21,000
    Ministry of Finance, Russia, 12.75s, 2028##           30           24,600
    Russian Federation, 8.75s, 2005##                    100           66,750
    Vnesheconombank, 6.625s, 2015                        127           64,629
                                                                   ----------
                                                                   $  176,979
-----------------------------------------------------------------------------
  South Korea - 2.5%
    Republic of Korea, 8.875s, 2008                  $    25       $   23,493
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $875,669)                              $810,203
-----------------------------------------------------------------------------
Short-Term Obligation - 12.0%
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 8/03/98,
      at Amortized Cost                              $   115       $  114,964
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $990,633)                      $  925,167
Other Assets, Less Liabilities - 3.6%                                  34,578
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $  959,745
-----------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - July 31, 1998

MFS SMALL CAP VALUE FUND
Stocks - 82.7%
-----------------------------------------------------------------------------
ISSUER                                                SHARES            VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 72.7%
  Aerospace - 0.8%
    Orbital Sciences Corp.*                              250       $    6,812
 -----------------------------------------------------------------------------
  Automotive - 1.2%
    Dura Automotive Systems, Inc.*                       197       $    6,550
    Tower Automotive, Inc.*                              200            4,600
                                                                   ----------
                                                                   $   11,150
-----------------------------------------------------------------------------
  Banks and Credit Companies - 2.6%
    First Midwest Bancorp, Inc.                          216       $    8,964
    Provident Bankshares Corp.                           263            7,035
    St. Paul Bancorp, Inc.                               323            7,268
                                                                   ----------
                                                                   $   23,267
-----------------------------------------------------------------------------
  Business Services - 3.7%
    Diamond Technology Partners, Inc., "A"*              220       $    6,243
    Learning Tree International, Inc.*                   354            5,354
    Policy Management Systems Corp.*                     223            9,784
    Renaissance Worldwide, Inc.*                         400            6,050
    Technology Solutions Co.*                            220            5,603
                                                                   ----------
                                                                   $   33,034
-----------------------------------------------------------------------------
  Chemicals - 1.2%
    Cambrex Corp.                                        268       $    7,186
    Cytec Industries, Inc.*                              124            3,991
                                                                   ----------
                                                                   $   11,177
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Activision, Inc.*                                    776       $    9,797
    Verio, Inc.*                                         100            2,825
                                                                   ----------
                                                                   $   12,622
-----------------------------------------------------------------------------
  Computer Software - Systems - 4.7%
    Aspen Technology, Inc.*                              264       $    6,996
    Comverse Technology, Inc.*                           403           20,578
    Rational Sofware Corp.*                              250            4,125
    Summit Design, Inc.*                                 722            7,040
    Synopsys, Inc.*                                      100            3,800
                                                                   ----------
                                                                   $   42,539
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.4%
    Asia Pacific Resource Holding Ltd.*                2,400       $    3,450
    LoJack Corp.*                                      1,200           14,550
    Schweitzer-Mauduit International, Inc.               162            3,939
                                                                   ----------
                                                                   $   21,939
-----------------------------------------------------------------------------
  Containers - 0.9%
    Gaylord Container Corp.*                             351       $    2,018
    Stone Container Corp.*                               491            6,414
                                                                   ----------
                                                                   $    8,432
-----------------------------------------------------------------------------
  Electronics - 2.1%
    Burr-Brown Corp.*                                    377       $    7,375
    Cable Design Technologies Corp.*                     271            5,674
    Lattice Semiconductor Corp.*                         202            6,136
                                                                   ----------
                                                                   $   19,185
-----------------------------------------------------------------------------
  Entertainment - 1.8%
    Citadel Communications Corp.*                        100       $    2,200
    Cox Radio, Inc., "A"*                                200            8,712
    Gemstar International Group Ltd.*                    150            5,588
                                                                   ----------
                                                                   $   16,500
 -----------------------------------------------------------------------------
  Financial Institutions - 8.1%
    ARM Financial Group, Inc., "A"                       280       $    6,948
    Federated Investors, Inc., "A"*                      100            1,775
    Freedom Securities Corp.*                            700           13,475
    Imperial Bancorp*                                    293            8,314
    Keystone Financial, Inc.                             362           12,104
    Peoples Heritage Financial Group                     362            8,190
    Sirrom Capital Corp.                                 500            7,781
    UMB Financial Corp.                                  142            6,710
    Webster Financial Corp.                              269            8,154
                                                                   ----------
                                                                   $   73,451
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Corn Products International, Inc.*                   163       $    4,849
    Golden State Vinters, Inc.*                          500            7,000
                                                                   ----------
                                                                   $   11,849
-----------------------------------------------------------------------------
  Insurance - 3.8%
    FPIC Insurance Group, Inc.*                          200       $    6,900
    Life Re Corp.                                        155           14,134
    Nationwide Financial Services, Inc., "A"             245           13,337
                                                                   ----------
                                                                   $   34,371
-----------------------------------------------------------------------------
  Machinery - 0.4%
    DT Industries, Inc.                                  179       $    3,558
-----------------------------------------------------------------------------
  Medical and Health Products - 3.4%
    AmeriSource Health Corp., "A"*                        94       $    7,156
    King Pharmaceuticals, Inc.*                          230            3,709
    Mentor Corp.                                         285            5,771
    PSS World Medical, Inc.*                             900           13,978
                                                                   ----------
                                                                   $   30,614
 -----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.7%
    Concentra Managed Care, Inc.*                        607       $   13,961
    Cytyc Corp.*                                         300            4,425
    Mid Atlantic Medical Services, Inc.*                 900            7,087
    Renal Care Group, Inc.*                              188            7,708
                                                                   ----------
                                                                   $   33,181
-----------------------------------------------------------------------------

  Metals and Minerals - 2.3%
    Kaiser Aluminum Corp.*                               663       $    6,008
    Minerals Technologies, Inc.                          130            6,354
    USEC, Inc.                                           600            8,550
                                                                   ----------
                                                                   $   20,912
-----------------------------------------------------------------------------
  Oil Services - 0.6%
    Global Industries, Inc.*                             407       $    5,062
 -----------------------------------------------------------------------------
  Oils - 0.6%
    Newfield Exploration Co.*                            267       $    5,290
-----------------------------------------------------------------------------
  Pollution Control - 2.1%
    Superior Services, Inc.*                             355       $    9,985
    Waste Industries, Inc.*                              402            8,693
                                                                   ----------
                                                                   $   18,678
-----------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Scholastic Corp.*                                    167       $    6,998
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.0%
    Prentiss Properties Trust*                           287       $    6,834
    Beacon Capital Partners, Inc.*##                     363            7,260
    Highwoods Properties, Inc.                           215            6,652
    Prime Group Realty Trust                             361            6,633
                                                                   ----------
                                                                   $   27,379
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.7%
    Sunterra Corp.*                                      600       $    6,675
-----------------------------------------------------------------------------
  Special Products and Services - 1.5%
    Caliber Learning Network, Inc.*                      100       $    1,000
    Rayovac Corp.*                                       396            6,930
    ResortQuest International, Inc.*                     100            1,569
    SPX Corp.*                                            75            4,261
                                                                   ----------
                                                                   $   13,760
-----------------------------------------------------------------------------
  Stores - 8.5%
    AnnTaylor Stores Corp.*                              369       $    7,772
    BJ's Wholesale Club, Inc.*                           367           13,579
    CompUSA, Inc.*                                       400            7,575
    CSK Auto Corp.*                                      491           12,152
    Duane Reade, Inc.*                                   249            7,517
    Micro Warehouse, Inc.*                               470           10,972
    Petco Animal Supplies, Inc.*                         450            4,669
    The Elder-Beerman Stores Corp.                       200            4,612
    The Sports Authority, Inc.                           611            7,790
                                                                   ----------
                                                                   $   76,638
-----------------------------------------------------------------------------
  Telecommunications - 6.4%
    Aspect Telecommunications Corp.*                     821       $   26,195
    Globalstar Telecommunications Ltd.*                  274            6,302
    Hyperion Telecommunications, Inc., "A"*              100            1,350
    L-3 Communications Holding, Inc.*                    100            3,456
    Omnipoint Corp.*                                     397            8,362
    Vanguard Cellular Systems, Inc.*                     515           11,861
                                                                   ----------
                                                                   $   57,526
-----------------------------------------------------------------------------
  Transportation - 0.6%
    Dynamex, Inc.*                                       500       $    5,750
-----------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    CalEnergy Co., Inc.*                                 467       $   12,697
-----------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    National Fuel Gas Co.                                154       $    6,362
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $  657,408
-----------------------------------------------------------------------------

Foreign Stocks - 10.0%
  Bermuda - 2.0%
    Mutual Risk Management Ltd. (Insurance)              211       $    8,044
    Stirling Cooke Brown Holdings Ltd. (Insurance)       420           10,080
                                                                   ----------
                                                                   $   18,124
-----------------------------------------------------------------------------
  Finland - 0.8%
    Valmet Corp. (Conglomerate)                          402       $    6,786
-----------------------------------------------------------------------------
  France - 1.2%
    Compagnie Generale de Geophysique S.A., ADR (Oil
      Services)*                                         446       $   11,150
-----------------------------------------------------------------------------
  Italy - 0.8%
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                          300       $    7,481
-----------------------------------------------------------------------------
  Japan - 1.7%
    Fujimi, Inc. (Electronics)                           100       $    3,479
    Meitec Corp. (Computer Software - Systems)           300           11,514
                                                                   ----------
                                                                   $   14,993
-----------------------------------------------------------------------------
  Netherlands - 1.6%
    Elsag Bailey Process Automation N.V. (Machinery)*    400       $   10,775
    Fugro N.V. (Engineering)*                            102            3,866
                                                                   ----------
                                                                   $   14,641
-----------------------------------------------------------------------------
  Spain - 0.5%
    Acerinox S.A. (Steel)*                               220       $    4,933
-----------------------------------------------------------------------------
  Switzerland - 0.5%
    Barry Callebaut AG (Food and Beverage Products)*      18       $    4,166
-----------------------------------------------------------------------------
  United Kingdom - 0.9%
    Taylor Nelson Sofres PLC (Market Research)         4,000       $    8,492
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $   90,766
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $805,610)                           $  748,174
-----------------------------------------------------------------------------

Short-Term Obligation - 7.2%
-----------------------------------------------------------------------------

                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 8/03/98, at
    Amortized Cost                                   $    65       $   64,980
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $870,590)                      $  813,154

Other Assets, Less Liabilities - 10.1%                                 90,909
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $  904,063
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - July 31, 1998

MFS STRATEGIC VALUE FUND
Stocks - 98.9%
-----------------------------------------------------------------------------
ISSUER                                                SHARES            VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 87.9%
  Aerospace - 4.5%
    Allied Signal, Inc.                                  294       $   12,789
    Lockheed-Martin Corp.                                 50            4,984
    Raytheon Co., "A"                                    116            6,286
    United Technologies Corp.                            100            9,581
                                                                   ----------
                                                                   $   33,640
-----------------------------------------------------------------------------
  Automotive - 2.9%
    Ford Motor Co.                                       133       $    7,572
    TRW, Inc.                                            260           14,089
                                                                   ----------
                                                                   $   21,661
-----------------------------------------------------------------------------
  Banks and Credit Companies - 4.3%
    BankAmerica Corp.                                     79       $    7,090
    National City Corp.                                  220           14,712
    PNC Bank Corp.                                       200           10,788
                                                                   ----------
                                                                   $   32,590
-----------------------------------------------------------------------------
  Building - 1.3%
    American Standard Cos., Inc.*                        200       $    9,525
-----------------------------------------------------------------------------
  Business Machines - 3.6%
    International Business Machines Corp.                125       $   16,563
    Xerox Corp.                                          100           10,556
                                                                   ----------
                                                                   $   27,119
-----------------------------------------------------------------------------
  Cellular Telephones - 1.2%
    Telephone & Data Systems, Inc.                       220       $    8,800
-----------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    Computer Associates International, Inc.              200       $    6,638
-----------------------------------------------------------------------------
  Consumer Goods and Services - 5.0%
    Kimberly-Clark Corp.                                 170       $    7,639
    Philip Morris Cos., Inc.                             200            8,763
    Rubbermaid, Inc.                                     178            5,930
    Tyco International Ltd.                              250           15,484
                                                                   ----------
                                                                   $   37,816
-----------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    Cooper Industries, Inc.                              175       $    9,177
-----------------------------------------------------------------------------
  Entertainment - 2.4%
    Citadel Communications Corp.*                        100       $    2,200
    Harrah's Entertainment, Inc.*                        209            4,415
    Mirage Resorts, Inc.*                                191            4,107
    Viacom, Inc., "B"*                                   111            7,603
                                                                   ----------
                                                                   $   18,325
-----------------------------------------------------------------------------
  Financial Institutions - 5.2%
    Associates First Capital Corp., "A"                  150       $   11,653
    First Union Corp.                                    177           10,664
    Heller Financial, Inc., "A"*                         100            2,994
    Morgan (J.P.) & Co.                                   48            6,048
    Union Planters Corp.                                 150            8,175
                                                                   ----------
                                                                   $   39,534
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.9%
    Archer-Daniels-Midland Co.                           500       $    8,563
    Hershey Foods Corp.                                  150            9,469
    McCormick & Co., Inc.                                250            8,109
    Nabisco Holdings Corp., "A"                          300           10,687
                                                                   ----------
                                                                   $   36,828
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Champion International Corp.                         139       $    5,899
    Weyerhaeuser Co.                                     139            5,838
                                                                   ----------
                                                                   $   11,737
-----------------------------------------------------------------------------
  Insurance - 14.2%
    Allstate Corp.                                       120       $    5,093
    American General Corp.                               100            6,831
    Chubb Corp.                                          140           10,272
    CIGNA Corp.                                           75            4,955
    Equitable Cos., Inc.                                 143           10,734
    Jefferson Pilot Corp.                                137            7,723
    Life Re Corp.                                        100            9,119
    Lincoln National Corp.                               148           14,171
    Provident Cos., Inc.                                 175            6,453
    Torchmark Corp.                                      260           11,391
    Transamerica Corp.                                   110           12,994
    Travelers Group, Inc.                                110            7,370
                                                                   ----------
                                                                   $  107,106
-----------------------------------------------------------------------------
  Machinery - 3.1%
    Eaton Corp.                                          120       $    7,830
    Lear Corp.*                                          200           10,612
    York International Corp.                             111            4,891
                                                                   ----------
                                                                   $   23,333
-----------------------------------------------------------------------------
  Medical and Health Products - 3.0%
    American Home Products Corp.                         300       $   15,450
    Bristol-Myers Squibb Co.                              60            6,836
                                                                   ----------
                                                                   $   22,286
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Columbia/HCA Healthcare Corp.                        300       $    8,550
    United Healthcare Corp.                              250           14,125
                                                                   ----------
                                                                   $   22,675
-----------------------------------------------------------------------------
  Metals and Minerals - 1.8%
    Aluminum Cos. of America                              90       $    6,238
    USEC, Inc.*                                          500            7,125
                                                                   ----------
                                                                   $   13,363
-----------------------------------------------------------------------------
  Oils - 5.3%
    Mobil Corp.                                          136       $    9,486
    Occidental Petroleum Corp.                           360            8,010
    Texaco, Inc.                                         174           10,582
    Unocal Corp.                                         220            7,205
    USX-Marathon Group                                   137            4,675
                                                                   ----------
                                                                   $   39,958
-----------------------------------------------------------------------------
  Pollution Control - 0.7%
    Browning Ferris Industries, Inc.                     148       $    5,208
-----------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Gannett Co., Inc.                                    125       $    7,992
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.9%
    Arden Realty, Inc.                                   300       $    7,087
    Patriot American Hospitality, Inc.                   400            7,600
    TriNet Corporate Realty Trust, Inc.                  230            7,576
                                                                   ----------
                                                                   $   22,263
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    MGM Grand, Inc.*                                     141       $    4,679
-----------------------------------------------------------------------------
  Stores - 2.8%
    American Stores Co.                                  270       $    6,261
    Rite Aid Corp.                                       200            7,900
    Sears, Roebuck & Co.                                 134            6,800
                                                                   ----------
                                                                   $   20,961
-----------------------------------------------------------------------------
  Supermarkets - 2.5%
    Meyer (Fred), Inc.*                                  270       $   11,897
    Safeway, Inc.*                                       150            6,647
                                                                   ----------
                                                                   $   18,544
-----------------------------------------------------------------------------
  Telecommunications - 1.5%
    GTE Corp.                                             75       $    4,078
    Sprint Corp.                                         100            7,000
                                                                   ----------
                                                                   $   11,078
-----------------------------------------------------------------------------
 Transportation - 2.4%
    FDX Corp.*                                           120       $    7,283
    Union Pacific Corp.                                  250           10,500
                                                                   ----------
                                                                   $   17,783
-----------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Carolina Power & Light Co.                           164       $    6,673
    Southern Co.                                         200            5,100
                                                                   ----------
                                                                   $   11,773
-----------------------------------------------------------------------------
  Utilities - Gas - 2.5%
    Coastal Corp.                                        240       $    7,860
    Columbia Gas Systems, Inc.                           129            6,861
    Marketspan Corp.                                     141            3,886
                                                                   ----------
                                                                   $   18,607
-----------------------------------------------------------------------------
Total U.S. Stocks                                                    $660,999
-----------------------------------------------------------------------------
Foreign Stocks - 11.0%
  France - 1.4%
    Alcatel Alsthom Compagnie, ADR
     (Telecommunications)                                260       $   10,189
-----------------------------------------------------------------------------
  Germany - 1.5%
    Daimler Benz AG (Automotive)                          35       $    3,553
    Hoechst AG (Chemicals)                               171            7,748
                                                                   ----------
                                                                   $   11,301
-----------------------------------------------------------------------------
  Netherlands - 3.8%
    Elsag Bailey Process Automation N.V. (Machinery)*    400       $   10,775
    ING Groep N.V., ADR (Financial Services)             242           18,139
                                                                   ----------
                                                                   $   28,914
-----------------------------------------------------------------------------
  Sweden - 1.1%
    Volvo AB, ADR (Automotive)                           270       $    8,286
-----------------------------------------------------------------------------
  United Kingdom - 3.2%
    British Petroleum PLC, ADR (Oils)                    163       $   13,080
    Glaxo Wellcome PLC, ADR (Medical and Health Produ    182           11,068
                                                                   ----------
                                                                   $   24,148
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $   82,838
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $744,314)                           $  743,837
-----------------------------------------------------------------------------
Convertible Preferred Stock - 0.8%
-----------------------------------------------------------------------------
Consumer Goods and Services - 0.8%
  Newell Financial Trust Co.*## (Identified  Cost, $5    100       $    6,019
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $750,052)                      $  749,856
Other Assets, Less Liabilities - 0.3%                                   1,032
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $  750,888
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------
                                                                          EMERGING
                                                                           MARKETS      SMALL CAP     STRATEGIC
JULY 31, 1998                                                            DEBT FUND     VALUE FUND     VALUE FUND
--------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $990,633,
    $870,590 and $750,052, respectively)                               $   925,167    $   813,154    $   749,856
  Cash                                                                       1,764            274              7
  Foreign currency, at value (identified cost, $0, $501                       --
    and $102, respectively)
                                                                                              453            102
  Net receivable for forward foreign currency exchange
    contracts sold                                                             390           --             --
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreement                              423           --             --
  Receivable for investments sold                                           19,382         10,482          4,400
  Receivable for Fund shares sold                                             --           94,777           --
  Interest and dividends receivable                                         12,735            170            949
                                                                       -----------    -----------    -----------
      Total assets                                                     $   959,861    $   919,310    $   755,314
                                                                       -----------    -----------    -----------

Liabilities:
  Payable for investments purchased                                    $      --      $    15,217    $     4,400
  Accrued expenses and other liabilities                                       116             30             26
                                                                       -----------    -----------    -----------
      Total liabilities                                                $       116    $    15,247    $     4,426
                                                                       -----------    -----------    -----------
Net assets                                                             $   959,745    $   904,063    $   750,888
                                                                       ===========    ===========    ===========

Net assets consist of:
  Paid-in capital                                                      $ 1,001,461    $   906,230    $   712,446
  Unrealized depreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                             (64,653)       (57,482)          (196)
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                           (3,546)        55,038         35,588
  Accumulated undistributed net investment income                           26,483            277          3,050
                                                                       -----------    -----------    -----------
      Total                                                            $   959,745    $   904,063    $   750,888
                                                                       ===========    ===========    ===========
Shares of beneficial interest outstanding:
  Class A                                                                  100,021         41,760         54,888
  Class I                                                                  126.143         48,489         15,547
                                                                       -----------    -----------    -----------
      Total shares of beneficial interest outstanding                      100,147         90,249         70,435
                                                                       ===========    ===========    ===========
Net assets
  Class A                                                              $   958,536    $   418,359    $   585,301
  Class I                                                                    1,209        485,704        165,587
                                                                       -----------    -----------    -----------
      Total net assets                                                 $   959,745    $   904,063    $   750,888
                                                                       ===========    ===========    ===========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                                        $9.58          $10.02         $10.66
                                                                          =====          ======         ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                                        $9.58          $10.02         $10.65
                                                                          =====          ======         ======

See notes to financial statements

Statements of Operations
----------------------------------------------------------------------------------------------------------------
                                                                          EMERGING
                                                                           MARKETS      SMALL CAP      STRATEGIC
PERIOD ENDED JULY 31, 1998*                                              DEBT FUND     VALUE FUND     VALUE FUND
----------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                           $    30,696    $     1,981    $     1,067
    Dividends                                                                 --            2,324          5,257
    Foreign taxes withheld                                                    --              (56)          (132)
                                                                       -----------    -----------    -----------
      Total investment income                                          $    30,696    $     4,249    $     6,192
                                                                       -----------    -----------    -----------
  Expenses -
    Management fees                                                    $     3,144    $     2,696    $     1,885
    Shareholder servicing agent fees                                           410            337            283
    Distribution and service fees - (Class A)                                1,293            558            703
    Administrative fees                                                         54             45             37
    Custodian fees                                                             472            476             88
    Printing                                                                 8,477         10,857          6,678
    Auditing fees                                                            5,700          5,500          5,500
    Legal fees                                                                 993            893          1,293
    Registration fees                                                        4,300          4,010          4,000
    Miscellaneous                                                              634            240            925
                                                                       -----------    -----------    -----------
      Total expenses                                                   $    25,477    $    25,612    $    21,392
    Fees paid indirectly                                                      (190)           (61)           (30)
    Reduction of expenses by investment adviser and distributor            (19,197)       (21,656)       (18,223)
                                                                       -----------    -----------    -----------
      Net expenses                                                     $     6,090    $     3,895    $     3,139
                                                                       -----------    -----------    -----------
        Net investment income                                          $    24,606    $       354    $     3,053
                                                                       -----------    -----------    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $    (5,438)   $    55,038    $    35,588
    Futures transactions                                                     1,892           --             --
    Foreign currency transactions                                            1,877            (77)            (3)
                                                                       -----------    -----------    -----------
      Net realized gain (loss) on investments, futures
        and foreign currency transactions                              $    (1,669)   $    54,961    $    35,585
                                                                       -----------    -----------    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $   (65,466)   $   (57,484)   $      (196)
    Translation of assets and liabilities in foreign
      currencies                                                               813              2           --
                                                                       -----------    -----------    -----------
      Net unrealized loss on investments, futures and
        foreign currency translation                                   $   (64,653)   $   (57,482)   $      (196)
                                                                       -----------    -----------    -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                             $   (66,322)   $    (2,521)   $    35,389
                                                                       -----------    -----------    -----------
          Increase (decrease) in net assets from operations            $   (41,716)   $    (2,167)   $    38,442
                                                                       ===========    ===========    ===========

* For the period from the commencement of each Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                          EMERGING
                                                                           MARKETS      SMALL CAP      STRATEGIC
PERIOD ENDED JULY 31, 1998*                                              DEBT FUND     VALUE FUND     VALUE FUND
----------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                $    24,606    $       354    $     3,053
  Net realized gain (loss) on investments and foreign
    currency transactions                                                   (1,669)        54,961         35,585
  Net unrealized loss on investments and foreign
    currency translation                                                   (64,653)       (57,482)          (196)
                                                                       -----------    -----------    -----------
      Increase (decrease) in net assets from operations                $   (41,716)   $    (2,167)   $    38,442
                                                                       -----------    -----------    -----------
Net increase in net assets from Fund share transactions                $ 1,001,461    $   906,230    $   712,446
                                                                       -----------    -----------    -----------
Net assets:
  At end of period (including accumulated undistributed
    net investment income of $26,483, $277 and $3,050, respectively)   $   959,745    $   904,063    $   750,888
                                                                       ===========    ===========    ===========

*For the period from the commencement of each Fund's investment operations,  March 17, 1998, through July 31, 1998.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------
PERIOD ENDED JULY 31, 1998*                                               EMERGING MARKETS DEBT FUND
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.25                    $ 0.25
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                 (0.67)                    (0.67)
                                                                         ------                    ------
      Total from investment operations                                   $(0.42)                   $(0.42)
                                                                         ------                    ------
Net asset value - end of period                                          $ 9.58                    $ 9.58
                                                                         ======                    ======
Total return                                                            (4.20)%++                 (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.65%+                    1.65%+
  Net investment income                                                   6.65%+                    6.92%+
Portfolio turnover                                                          68%                       68%
Net assets at end of period (000 omitted)                                  $959                        $1

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated with reduction for fees paid indirectly. If they had not been, the ratios woul be 1.70% and 1.70%, respectively, for Class A and I.
### The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain other expenses of th
    Fund, exclusive of management and distribution fees, at not more than 1.65% of average daily net assets. The investment adviser and the distributor did not impose any of their fees for the period indicated. If these fees had not been waived and other expenses had not been limited, the net investment income per share and the ratios would have been:

       Net investment income                                             $ 0.06                    $ 0.07
       Ratios (to average net assets):
         Expenses###                                                      6.89%+                    6.54%+
         Net investment income                                            1.46%+                    2.08%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
PERIOD ENDED JULY 31, 1998*                                                  SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.01                    $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency transactions###                                               0.01                      0.01
                                                                         ------                    ------
      Total from investment operations                                   $ 0.02                    $ 0.02
                                                                         ------                    ------
Net asset value - end of period                                          $10.02                    $10.02
                                                                         ======                    ======
Total return                                                              0.10%++                   0.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                1.30%+                    1.30%+
  Net investment income                                                   0.13%+                    0.10%+
Portfolio turnover                                                          67%                       67%
Net assets at end of period (000 omitted)                                  $418                      $486

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid  indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain other expenses of the Fund, exclusive of management and distribution fees at not more than 1.30% of average daily net assets.
    The investment adviser and the distributor did not impose any of their fees for the period indicated. If these fees had not been waived and other expenses had not been limited, the net investment loss per share and the ratios would have been:

      Net investment loss                                                $(0.28)                   $(0.26)
      Ratios (to average net assets):
        Expenses##                                                        8.71%+                    8.36%+
        Net investment loss                                             (7.26)%+                  (6.94)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
PERIOD ENDED JULY 31, 1998*                                                  STRATEGIC VALUE FUND
------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.05                    $ 0.05
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  0.61                      0.60
                                                                         ------                    ------
      Total from investment operations                                   $ 0.66                    $ 0.65
                                                                         ------                    ------
Net asset value - end of period                                          $10.66                    $10.65
                                                                         ======                    ======
Total return                                                              6.70%++                   6.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                1.25%+                    1.25%+
  Net investment income                                                   1.22%+                    1.19%+
Portfolio turnover                                                          48%                       48%
Net assets at end of period (000 omitted)                                  $585                      $166

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain other expenses of the
    Fund, exclusive of management and distribution fees, at not more than 1.25% of average daily net assets. The investment adviser and the distributor did not impose any of their fees for the period indicated. If these fees had not been waived and other expenses had not been limited, the net investment loss per share and the ratios would have been:

      Net investment loss                                                $(0.23)                   $(0.25)
      Ratios (to average net assets):
        Expenses##                                                        8.58%+                    8.23%+
        Net investment loss                                             (6.10)%+                  (5.78)%+


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Small Cap Value Fund and MFS Strategic Value Fund are each a diversified series of MFS Series Trust X (the Trust). The Emerging Markets Debt Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the period ended July 31, 1998, the following amounts were reclassified from/to accumulated undistributed net investment income to/from accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

                                                  EMERGING MARKETS           SMALL CAP           STRATEGIC
INCREASE (DECREASE)                                      DEBT FUND          VALUE FUND          VALUE FUND
------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions         $(1,877)               $ 77                 $ 3
Accumulated undistributed net investment income            $ 1,877                $(77)                $(3)

At July 31, 1998, Emerging Markets Debt Fund had a capital loss carryforward of $577 for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration on July 31, 2006.

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85%, 0.90%, and 0.75% of average daily net assets of the Emerging Market Debt Fund, the Small Cap Value Fund, and the Strategic Value Fund, respectively. The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statements of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.65%, 1.30%, and 1.25% of average daily net assets of the Emerging Markets Debt Fund, the Small Cap Value Fund, and the Strategic Value Fund, respectively. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 1998, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

        EMERGING MARKETS              SMALL CAP           STRATEGIC
               DEBT FUND             VALUE FUND          VALUE FUND
    ---------------------------------------------------------------
                 $14,760                $18,402             $15,635

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the period ended July 31, 1998.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the period ended July 31, 1998.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  EMERGING MARKETS           SMALL CAP           STRATEGIC
                                                         DEBT FUND          VALUE FUND          VALUE FUND
------------------------------------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)            $1,384,851          $1,253,973          $1,019,982

Sales
-----
Investments (non-U.S. government securities)            $  505,674          $  503,377          $  306,170

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                  EMERGING MARKETS           SMALL CAP           STRATEGIC
                                                         DEBT FUND          VALUE FUND          VALUE FUND
------------------------------------------------------------------------------------------------------------
Aggregate cost                                          $  993,602          $  870,741          $  750,255
                                                        ----------          ----------          ----------
Gross unrealized appreciation                           $      347          $   36,037          $   40,309
Gross unrealized depreciation                              (68,782)            (93,624)            (40,708)
                                                        ----------          ----------          ----------
    Net unrealized depreciation                         $  (68,435)         $  (57,587)         $     (399)
                                                        ==========          ==========          ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                         PERIOD ENDED JULY 31, 1998*
                           ---------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                    100,021   $    1,000,210        54,402   $     548,209       55,362   $    557,894
Shares reacquired               --                   (2)      (12,642)       (131,214)        (474)        (4,991)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase               100,021   $    1,000,208        41,760   $     416,995       54,888   $    552,903
                           ===========   ==============   ===========   =============   ==========   ============

Class I Shares
                                                         PERIOD ENDED JULY 31, 1998*
                           ---------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                        212   $        2,100        49,168   $     496,434       15,558   $    159,668
Shares reacquired                  (86)            (847)         (679)         (7,199)         (11)          (125)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase                   126   $        1,253        48,489   $     489,235       15,547   $    159,543
                           ===========   ==============   ===========   =============   ==========   ============

*For the period from the commencement of each Fund's investment operations, March 17, 1998, through July 31, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

EMERGING MARKETS DEBT FUND

                                                       CONTRACTS                           CONTRACTS       NET UNREALIZED
                         SETTLEMENT DATE              TO DELIVER    IN EXCHANGE FOR         AT VALUE         APPRECIATION
-------------------------------------------------------------------------------------------------------------------------
Sales                            5/03/99    HKD          400,000             $50,327          $49,937                $390
                                                                                              -------                ----

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $423 with Banker's Trust Co.

At July 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund, MFS Small Cap Value Fund and MFS Strategic Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Debt Fund, MFS Small Cap Fund and MFS Strategic Value Fund including the schedules of portfolio investments, as of July 31, 1998, and the statements of operations, the statements of changes in net assets and the financial highlights for the period from March 17, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Emerging Markets Debt Fund, MFS Small Cap Value Fund and MFS Strategic Value Fund at July 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the period from March 17, 1998 (commencement of operations) to July 31, 1998, in conformity with generally accepted accounting principles.
                                                    ERNST & YOUNG LLP
Boston, Massachusetts
September 8, 1998




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) SMALL CAP VALUE FUND
MFS(R) STRATEGIC VALUE FUND


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